RELEASE AND SETTLEMENT AGREEMENT

This Release and Settlement Agreement ("Settlement Agreement") is dated this 12th day of December, 2008 by and between Coloured (US) Inc., a Nevada corporation (“COUS”) and Karada Ltd., a company incorporated in the Republic of the Marshall Islands (“KL”).

WHEREAS, on November 28, 2008, COUS and KL verbally agreed to settle the debt (the “Debt”) due and owing to KL by COUS with the issuance of restricted shares in lieu of cash;

WHEREAS, the parties hereto wish to memorialize the aforementioned verbal agreement in writing with this Settlement Agreement; and

WHEREAS, COUS has proposed to pay to KL, in lieu of cash, restricted shares (the “Shares”), in the amount set forth below, of the common stock of COUS in full satisfaction and discharge of the debt (the “Debt”) due and owing to KL by COUS, and KL has agreed to accept the Shares in lieu of cash for settlement of the Debt pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Release of COUS by KL. In exchange for, (i) payment to KL by COUS of 34,845,950 restricted shares (collectively, the “Shares” as indicated above) of the Company, pursuant to Regulation S of the Securities Act of 1933 (the “Act”), with the Shares being valued at $0.001 each, representing the last closing price of COUS’s common stock, for a total amount of USD$34,845.95, which represents an amount equal to the principal and accrued interest of the Debt, the receipt of which is acknowledged by affixing KL’s signature herein. KL hereby fully, forever, irrevocably and unconditionally releases, remises and discharges COUS and its subsidiaries and affiliates and each of their current or former officers, directors, stockholders, attorneys, agents, or employees (collectively, the "COUS Released Parties") from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs), of every kind and nature, known or unknown, which he ever had or now has against the COUS Released Parties including, but not limited to, all claims arising out of KL's business dealings, all common law claims including, but not limited to, actions in tort, defamation, breach of contract and any claims under any other federal, state or local statutes or ordinances not expressly referenced above.

2.           Release of KL by COUS. In exchange for KL's forbearance of asserting certain claims against COUS, COUS hereby fully, forever, irrevocably and unconditionally releases, remises and discharges KL from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs) of every kind and nature, known or unknown, which COUS has against KL including all common law claims including, but not limited to, actions in tort, defamation, and breach of contract and any claims under any other federal, state or local statutes or ordinances.

3.           Confidentiality.  The parties hereto understand and agree that the terms and contents of this Agreement, and the contents of the negotiations and discussions resulting in this Agreement, shall be maintained as confidential, and none of the above shall be disclosed except to the extent required by federal or state law.

4.           Amendment.  This Agreement shall be binding upon the parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by a duly authorized representative of the parties hereto.  This agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

5.           Entire Agreement and Applicable Law.  This Agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to the settlement of claims the parties have against each other.  This Agreement cancels all previous oral and written negotiations, agreements, commitments, and writings in connection therewith.  This Agreement shall be governed by the laws of the province of British Columbia to the extent not preempted by provincial law.

6.           Acknowledgments and Assent. KL acknowledges that it was advised to consult with an attorney prior to signing this Settlement Agreement. KL agrees that it has read this Settlement Agreement and understands the content herein, and freely and voluntarily assents to all of the terms herein.

7.           Severability.  The provisions of this Settlement Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

8.           Joint Drafting.  This Settlement Agreement shall be deemed to have been drafted jointly by the Parties hereto, and no inference or interpretation against any one party shall be made solely by virtue of such party allegedly having been the draftsperson of this Settlement Agreement.

9.           Denial of Liability. COUS and KL each understand and agree that this Settlement Agreement shall not be construed as an admission of liability on the part of any person, firm, corporation, or other entity released, liability being expressly denied.

10.           Nonreliance.  The undersigned Parties agree that they expressly assume all risk that the facts or law may be, or become, different that the facts or law as presently believed by them.  COUS and KL have each conducted extensive, sufficient and appropriate due diligence with respect to the facts and circumstances surrounding and related to this Settlement Agreement.  COUS and KL expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other party, in any way relating to the subject matter of this Settlement Agreement.

11.           Covenant Not to Sue.  COUS and KL each covenant with the other never to institute or participate in any administrative proceeding, suit or action, at law or in equity, against each other by reason of any claim released in this Settlement Agreement.

12.           Piggy-Back Registration Rights. If at any time subsequent to the execution of this Agreement, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall include in such registration statement all or any part of such Securities described herein that are being issued to KL under this Settlement Agreement, although the Company shall not be required to register any Securities that are being issued to KL under this Settlement Agreement that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act.

13.           Counterparts.  This Agreement may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

14.           Facsimile Signature.  It is expressly agreed to that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as the originals for all purposes.

     IN WITNESS WHEREOF, the parties hereto have executed this Release and Settlement Agreement as of the date set forth above.

Coloured (US) Inc.

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Lars Brammvall, President & Director

Karada Ltd.

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